EXHIBIT 99.2


           EIGHTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO
                           FORBEARANCE AGREEMENT


     This Eighth Amendment to Credit Agreement and Amendment to Forbearance Agreement, dated as of November 6, 2002 (this "Amendment"), is among ROHN INDUSTRIES, INC., a Delaware corporation (the "Parent"), each of the Parent's domestic Subsidiaries, as borrowers (together with the Parent, collectively the "Borrowers"), the Parent and each of the Parent's domestic Subsidiaries, as guarantors (the "Guarantors" and each a "Guarantor", and together with the Borrowers, collectively the "Credit Parties" and each a "Credit Party"), LASALLE BANK NATIONAL ASSOCIATION, as lender ("LaSalle"), NATIONAL CITY BANK, as lender ("NCB"), U.S. Bank (successor by merger to Firstar Bank), as lender ("US Bank"), Comerica Bank, as lender ("Comerica"), Associated Bank, N.A., as lender ("Associated Bank", and together with LaSalle, NCB, US Bank and Comerica, collectively the "Lenders"), LaSalle, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and NCB, as syndication agent for the Lenders (in such capacity, the "Syndication Agent", and together with the Administrative Agent, the "Agents"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Credit Agreement (as defined below).

                          PRELIMINARY STATEMENTS:
                          ----------------------

     1. The Credit Parties and the Lenders are parties to the Credit Agreement dated as of March 8, 2001 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), under which the Lenders provided the Borrowers with, among other things, a $53,000,000 credit facility.

     2. The Credit Parties and the Lenders are parties to the Forbearance Agreement dated as of April 25, 2002 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Forbearance Agreement"), pursuant to which the Lenders agreed to forbear until November 8, 2002 from exercising their rights under the Credit Agreement related to the Credit Parties' failure to comply with Section 10.6(E) of the Credit Agreement.

     3. The Lenders have extended credit to the Borrowers under the Credit Agreement as evidenced by, among other things, the Notes evidencing the Revolving Loan dated as of June 30, 2002 and made by the Borrowers in favor of the Lenders in the aggregate principal amount of $23,000,000 (the "Existing Revolving Loan Notes") and the Notes evidencing the Term Loan dated as of January 8, 2002 and made by the Borrowers in favor of the Lenders in the aggregate principal amount of $30,000,000 (the "Existing Term Loan Notes").

     4. The Credit Parties and the Lenders desire to amend the Credit Agreement to, among other things, (a) modify certain covenants of the Credit Agreement, (b) modify the Revolving Commitment Amount, (c) modify the Revolving Commitment Availability, (d) modify the Borrowing Base and
(e) amend the payment dates and amounts required under the Existing Term Loan Notes, all on the terms, and subject to the conditions, of this Amendment.

     5. Cumulatively, for the four consecutive months ending April 30, 2002, the Credit Parties failed to comply with Section 10.6(E) of the Credit Agreement. On such date, this violation constituted an Event of Default under the Credit Agreement, and such Event of Default has been existing since April 30, 2002.

     6. The Credit Parties have requested that the Lenders extend the forbearance period under the Forbearance Agreement until January 31, 2003, during which period the Lenders will forbear from exercising their rights under the Credit Agreement and the other Loan Documents with respect to such Event of Default, and the Lenders have agreed to such request subject to the terms and conditions of this Amendment.

                                 AGREEMENT:
                                 ---------

     In consideration of the mutual agreements contained in this Amendment, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

     SECTION 1.  AMENDMENT TO CREDIT AGREEMENT.
                 -----------------------------

     1.1 On the date this Amendment becomes effective, after satisfaction by the Credit Parties of each of the conditions set forth in Section 7 (the "Effective Date"), Section 1.1 of the Credit Agreement is amended by deleting the definition of "Borrowing Base" in its entirety and replacing it as follows:

          Borrowing Base means,  at any time, an amount equal to the sum of
     (i) 85% of the face amount (less discounts, credits, allowances and payments that may be taken by or granted to Account Debtors of the Eligible Accounts Receivable in connection with such Accounts) of all existing Eligible Accounts Receivable that are set forth in the Borrowing Base Certificate most recently delivered by the Parent on behalf of the Borrowers to the Administrative Agent, which amount will be reduced by 100% of the face amount of all payments that any Borrower has received on or in connection with the Eligible Accounts Receivable since the date of such Borrowing Base Certificate; plus
     (ii) 50% of the Value of Eligible Inventory, as set forth in the Borrowing Base Certificate then most recently delivered by the Parent on behalf of the Borrowers to the Administrative Agent; provided that, in determining the Borrowing Base, the maximum amount contributed pursuant to this clause (ii) shall not exceed (a) for the period through and including November 29, 2002, $10,000,000, (b) for the period commencing on November 30, 2002 through and including December 30, 2002, $9,500,000, and (c) for the period commencing on December 31, 2002 and continuing thereafter, $7,500,000; plus, (iii) for the period commencing on September 15, 2002 and continuing thereafter, (a) for the period through and including October 31, 2002, $1,500,000, (b) for the period commencing on November 1, 2002 through and including November 30, 2002, $2,750,000, (c) for the period commencing on December 1, 2002 through and including December 30, 2002, $3,500,000,
     (d) for the period commencing on December 31, 2002 through and including January 15, 2003, $2,500,000, (e) for the period commencing on January 16, 2003 through and including January 31, 2003, $2,000,000, and (f) for the period commencing on February 1, 2003 and continuing thereafter, $0; provided that, notwithstanding anything in this Agreement to the contrary, any of the Agents may elect (if no Event of Default exists, based on the results of a field audit or, if an Event of Default exists, at any time), in its commercially reasonable discretion, to change the foregoing method of calculating the Borrowing Base by reducing advances against Eligible Accounts Receivable or Eligible Inventory or by reducing the amount provided for under clause (iii) above.

     1.2 On the Effective Date, Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Revolving Commitment Amount" in its entirety and replacing it as follows:

          Revolving Commitment Amount means, (i) for the period through and including November 15, 2002, $21,500,000, (ii) for the period commencing on November 16, 2002 through and including December 15, 2002, $20,000,000, (iii) for the period commencing on December 16, 2002 through and including December 30, 2002, $18,000,000, and (iv) for the period commencing on December 31, 2002 and continuing thereafter, $16,000,000, as such amount may be reduced from time to time pursuant to Section 6.1.

     1.3 On the Effective Date, Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Revolving Commitment Availability" in its entirety and replacing it as follows:

          Revolving Commitment  Availability means the Revolving Commitment
     Amount.

     1.4 On the Effective Date, Section 2.1 of the Credit Agreement is amended by deleting subsection (C) from Section 2.1 in its entirety and replacing it as follows:

          (C) Letter of Credit Commitment. (i) The Issuing Bank will issue letters of credit, in each case containing such terms and conditions as are permitted by this Agreement and are reasonably satisfactory to the Issuing Bank (each, a "Letter of Credit"), at the request of and for the joint and several account of the Borrowers from time to time before the Revolver Termination Date and (ii) as more fully set forth in Section 2.3(B), each Lender agrees to purchase a participation in each such Letter of Credit; provided that, the aggregate Stated Amount of all Letters of Credit shall not at any time exceed $1,250,000 for Letters of Credit issued solely for bonding purposes and $3,750,000 for all other Letters of Credit.

     1.5 On the Effective Date, Section 2.3 of the Credit Agreement is amended by deleting subsection (A) from Section 2.3 in its entirety and replacing it as follows:

          (A) Letter of Credit Applications. The Parent, on behalf of the Borrowers, shall give notice to the Administrative Agent and the Issuing Bank of the proposed issuance of each Letter of Credit on a Business Day that is at least three Business Days (or such lesser number of days as the Administrative Agent and the Issuing Bank shall agree in any particular instance) prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by a Letter of Credit Application, completed and duly executed by the Parent on behalf of the Borrowers and in all respects reasonably satisfactory to the Administrative Agent and the Issuing Bank, together with such other documentation as the Administrative Agent or the Issuing Bank may request in support thereof, it being understood that each Letter of Credit Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than January 31, 2003) and whether such Letter of Credit is to be transferable in whole or in part. So long as the Issuing Bank has not received written notice that the conditions precedent set forth in Section 11 with respect to the issuance of such Letter of Credit have not been satisfied, the Issuing Bank shall issue such Letter of Credit on the requested issuance date. The Issuing Bank shall promptly advise the Administrative Agent of the issuance of each Letter of Credit and of any amendment thereto, extension thereof or event or circumstance changing the amount available for drawing thereunder. In the event of any inconsistency between the terms of any Letter of Credit Application and the terms of this Agreement, the terms of this Agreement shall control.

     1.6 On the Effective Date, Section 3.1 of the Credit Agreement is amended by deleting Section 3.1 in its entirety and replacing it as follows:

          3.1 Notes. The Loans of each Lender shall be evidenced by a promissory note (each, a "Note") substantially in the form set forth in Exhibits A-1 and A-2, with appropriate insertions, payable to the order of such Lender in a face principal amount equal to the sum of such Lender's Percentage of the Revolving Commitment Amount plus the principal amount of such Lender's Term Loan. Each Note shall be payable to the order of the applicable Lender in an amount equal to the aggregate unpaid principal amount of all of such Lender's Loans, as follows:

          (A) each Revolving Loan of such Lender shall be repaid in full on the Revolver Termination Date; and

          (B) each Term Loan of such Lender shall be repaid in (i) monthly installments on the first Business Day of each month commencing with the month ending January 31, 2002 through and including the month ending November 30, 2002, with such installments to be equal to such Lender's Percentage of $500,000, (ii) an installment on the first Business Day of the month ending December 31, 2002, with such installment to be equal to such Lender's Percentage of $1,500,000, (iii) an installment on the first Business Day of the month ending January 31, 2003, with such installment to be equal to such Lender's Percentage of $2,000,000, (iv) monthly installments on the first Business Day of each month commencing with the month ending February 28, 2003 and continuing thereafter, with such installments to be equal to such Lender's Percentage of $500,000, and (v) a final installment on June 30, 2003 in an amount equal to such Lender's Percentage of the remaining aggregate outstanding amount of the Term Loans; provided that, each installment of the Term Loan payments under clauses (i), (ii), (iii) and (iv) above may be repaid on the last Business Day of such month when due if, upon the prior request of the Borrowers, each Agent, in its commercially reasonable discretion, consents to the repayment of such installment on the last Business Day of such month.

     1.7 On the Effective Date, Section 10.6 of the Credit Agreement is further amended by adding new subsection (I) of Section 10.6 as follows:

          (I) Cumulative Sales. Not permit the aggregate consolidated cumulative sales of the Parent and its Subsidiaries, based on the financial budget of the Credit Parties delivered to the Lenders, to be less than, (i) for the two month period ending on November 30, 2002, $13,200,000, and (ii) for the three month period ending December 31, 2002, $18,100,000.

     1.8 On the Effective Date, Section 10.6 of the Credit Agreement is further amended by adding new subsection (J) of Section 10.6 as follows:

          (J) Cumulative Collections. Not permit the aggregate consolidated cumulative collections on the Notes from any source whatsoever made by the Borrowers to the Administrative Agent, based on the financial budget of the Credit Parties delivered to the Lenders, to be less than, (i) for the two month period ending on November 30, 2002, $17,100,000, and (ii) for the three month period ending December 31, 2002, $25,800,000.

     1.9 On the Effective Date, Section 10.6 of the Credit Agreement is further amended by adding new subsection (K) of Section 10.6 as follows:

          (K) Loan Disbursements by the Lenders. Not permit the aggregate consolidated cumulative Loan disbursements to the Borrowers by the Lenders, based on the financial budget of the Credit Parties delivered to the Lenders, to exceed, (i) for the two month period ending on November 30, 2002, $16,900,000, and (ii) for the three month period ending December 31, 2002, $23,100,000.

     SECTION 2.   AMENDMENT TO EXISTING TERM LOAN NOTES.
                  -------------------------------------

     On the Effective Date, the Existing Term Loan Notes are amended by deleting the second paragraph of each Existing Term Loan Note and replacing it as follows:

          Unless otherwise paid sooner under the provisions of Section 6.2 or Section 12.2 of the Credit Agreement, the principal indebtedness represented by this Note is payable in accordance with and under the provisions of the Credit Agreement. No portion of the indebtedness represented by this Note that has been repaid may be reborrowed.

     SECTION 3.   ACKNOWLEDGMENT OF THE BORROWER.
                  ------------------------------

     3.1 Outstanding Balance. As of the date of this Amendment, the Credit Parties acknowledge and agree that the Borrowers owe the Lenders an aggregate principal amount of $36,710,134.31 of under the Credit Agreement and the other Loan Documents, plus accrued and unpaid interest, fees and other expenses (if any). The Borrowers have made all payments under the Credit Agreement and the other Loan Documents required to be made as of the date hereof.

     3.2 Default. The Credit Parties acknowledge that an Event of Default has occurred and is continuing under Section 12.1(D) of the Credit Agreement due to the Credit Parties' violation of the financial covenant set forth in Section 10.6(E) of the Credit Agreement for the four consecutive months ending April 30, 2002 (the "Existing Default").

     SECTION 4.   FORBEARANCE.
                  -----------

     4.1 Forbearance. During the Forbearance Period (as defined below), the Lenders will not exercise any of their rights or remedies under the Credit Agreement, the Loan Documents or applicable law with respect to the Existing Default and the financial covenants set forth in Sections 10.6(A),
(B), (C), (D) and (F) of the Credit Agreement. For purposes of this Amendment, "Forbearance Period" means the period commencing on the Effective Date and ending on the earlier of (x) January 31, 2003 and (y) the date the Forbearance Period is terminated upon the occurrence of any of the events described in Section 4.6 (the "Termination Date").

     4.2 Eurodollar Loan Limitations. Notwithstanding the terms of the Credit Agreement, the Borrowers acknowledge and agree that, during the Forbearance Period, the Borrowers may only request a Eurodollar Loan borrowing pursuant to Section 2.2(B) of the Credit Agreement, or request a conversion into or a continuation of a Eurodollar Loan pursuant to Section 2.2(D) of the Credit Agreement, with an Interest Period of one month; provided that, during the Forbearance Period, the Borrowers may not select any Interest Period for a Eurodollar Loan that would extend beyond the Forbearance Period

     4.3 Interest Rates. Notwithstanding the terms of the Credit Agreement, the Borrowers acknowledge and agree that, during the Forbearance Period, the Borrowers shall pay interest on the unpaid principal amount of each Loan (a) at all times while such Loan is a Base Rate Loan at a rate per annum equal to the sum of the Base Rate from time to time in effect plus 1.75% and (b) at all times while such Loan is a Eurodollar Loan at a rate per annum equal to the sum of the Eurodollar Rate (Reserve Adjusted) plus 4.00%.

     4.4 Daily Borrowing Base Certificates. Notwithstanding the terms of the Credit Agreement, the Credit Parties acknowledge and agree that, during the Forbearance Period and continuing thereafter until further notice by the Administrative Agent, the Credit Parties will furnish to the Administrative Agent and each Lender, by 1:00 P.M. (Chicago, Illinois time) of each Business Day, a Borrowing Base Certificate, in form reasonably satisfactory to the Agents, dated as of the end of the immediately preceding Business Day and executed by a Responsible Officer of the Parent on behalf of the Credit Parties. Any failure of the Credit Parties to provide any Borrowing Base Certificate as provided in this Section 4.4 shall constitute an Event of Default under the Credit Agreement.

     4.5 Monthly Telephonic Updates. Notwithstanding the terms of the Credit Agreement, the Credit Parties acknowledge and agree that, during the Forbearance Period and continuing thereafter until further notice by the Administrative Agent, the Credit Parties shall conduct telephonic updates with the Administrative Agent and the Lenders, once a month, at such times as the Administrative Agent or any Lender shall reasonably request, to discuss financial or other matters of the Credit Parties. Any failure of the Credit Parties to conduct monthly telephonic updates as provided in this Section 4.5 shall constitute an Event of Default under the Credit Agreement.

     4.6 Termination of Forbearance. Upon the occurrence of any Termination Event (as defined below) and at any time after such occurrence during which a Termination Event is continuing, the Agents are entitled to, without prior notice to the Credit Parties, immediately terminate the Forbearance Period, unless such Termination Event is an Event of Default described in
Section 12.1(C) of the Credit Agreement, in which case the Forbearance Period automatically terminates without demand or notice of any kind. For purposes of this Amendment, "Termination Event" means:

          (A) the failure of the Credit Parties to provide an asset disposition plan of the Credit Parties and its Subsidiaries to the Administrative Agent and each of the Lenders, in form and substance reasonably satisfactory to the Required Lenders, on or before December 1, 2002, which asset disposition plan shall outline, among other things, the sale of substantially all of the assets of the Credit Parties and its Subsidiaries;

          (B) the occurrence of an Event of Default under the Credit Agreement (other than the Existing Default or the occurrence of a financial covenant default that may arise under Section 10.6(A), (B),
     (C), (D) or (F) of the Credit Agreement); or

          (C) any representation or warranty made by the Credit Parties under this Amendment or any agreement, instrument or other document executed or delivered by the Credit Parties in connection with this Amendment is untrue or incorrect in any respect when made or any schedule, certificate, statement, report, financial data, notice or writing furnished at any time by the Credit Parties to the Agents or any Lender is untrue or incorrect in any respect on the date as of which the facts set forth therein are stated or certified.

     4.7 Effect at End of Forbearance Period. On the Termination Date, the Existing Default will be deemed to exist and, without regard to any matters transpiring during the Forbearance Period or the financial condition or prospects of the Credit Parties as of such date, the Agent and each Lender shall be fully entitled to exercise any rights and remedies they may have under the Credit Agreement, the other Loan Documents or applicable law.

     4.8 ACKNOWLEDGMENT. THE CREDIT PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT THE FORBEARANCE PROVISION SET FORTH IN SECTION 4.1 IS EFFECTIVE ONLY DURING THE FORBEARANCE PERIOD AND THAT, AFTER THE TERMINATION DATE, THE CREDIT AGREEMENT WILL BE IN MATERIAL DEFAULT AND THE LENDERS WILL BE FULLY ENTITLED IMMEDIATELY TO EXERCISE THEIR RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, THE LOAN DOCUMENTS OR APPLICABLE LAW WITHOUT REGARD TO ANY MATTERS TRANSPIRING DURING THE FORBEARANCE PERIOD OR THE FINANCIAL CONDITION OR PROSPECTS OF THE CREDIT PARTIES. THE CREDIT PARTIES UNDERSTAND THAT THE LENDERS ARE EXPRESSLY RELYING ON THE TERMS OF THIS SECTION 4.8 AND WOULD NOT HAVE ENTERED INTO THIS AMENDMENT BUT FOR THE CREDIT PARTIES' ACKNOWLEDGMENT AND AGREEMENT IN THIS SECTION 4.8.

     4.9 No Waiver. Nothing in this Amendment shall in any way be deemed to be (a) a waiver of any Event of Default including the Existing Default or
(b) an agreement to forbear from exercising any remedies with respect to any Event of Default except as specifically set forth in Section 4.1.

     SECTION 5.   FURTHER ASSURANCES OF THE BORROWERS.
                  -----------------------------------

     The Credit Parties agree that at any time and from time to time, at the cost and expense of the Credit Parties, the Credit Parties will (a) execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary to complete the transactions contemplated by this Amendment and (b) cooperate fully with the Agents' or any Lender's personnel and representatives with respect to any reasonable request for information by such personnel and representatives.

     SECTION 6.   REPRESENTATIONS AND WARRANTIES.
                  ------------------------------

     To induce the Lenders to enter into this Amendment, the Credit Parties represent and warrant to the Lenders that:

     6.1 Due Authorization; No Conflict; No Lien; Enforceable Obligation. The execution, delivery and performance by each Credit Party of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental, regulatory or other approvals (if any is required), do not and will not contravene or conflict with any provision of (a) any law, (b) any judgment, decree or order or (c) its articles or certificate of incorporation, bylaws or trust documents and do not and will not contravene or conflict with, or cause any lien to arise under, any provision of any agreement or instrument binding upon any Credit Party or upon any of its property. This Amendment, the Credit Agreement, as heretofore amended and as amended by this Amendment, and the Notes, as amended by this Amendment, are the legal, valid and binding obligations of each Credit Party, enforceable against it in accordance with its respective terms.

     6.2 Representations and Warranties; Default. As of the Effective Date, except for those representations or warranties specifically made as of another date or relating to the Existing Default or specifically relating to Section 9.5 of the Credit Agreement, the representations and warranties of the Credit Parties contained in the Credit Agreement are true and correct. As of the Effective Date, except for the Existing Default and except for any Default or Event of Default that may have occurred under
Section 12.1(J) of the Credit Agreement, no Default or Event of Default has occurred and is continuing.

     SECTION 7.   CONDITIONS PRECEDENT.
                  --------------------

     Notwithstanding any other provision contained in this Amendment, the effectiveness of this Amendment and the obligation of the Lenders to waive the Existing Default contemplated by this Amendment are subject to the following:

     7.1 Documents and Fees. The Administrative Agent has received all of the following, each duly executed and dated, or received, by such date as is satisfactory to the Agents and, if applicable, in form and substance satisfactory to the Agents:

          (A)  Eight  Amendment  to  Credit   Agreement  and  Amendment  to
               Forbearance Agreement. This Amendment;

          (B) Consents. Certified copies of all documents evidencing any necessary corporate consents and governmental approvals, if any, with respect to this Amendment;

          (C) Costs and Expenses. All reasonable out-of-pocket costs and expenses to the Agents, including the reasonable fees and out-of-pocket charges of counsel for the Agents;

          (D) Amendment and Forbearance Fee. A fee to the Administrative Agent by the Borrowers for the account of each Lender in the amount equal to the product of each such Lender's Percentage times $106,250 required pursuant to the Seventh Amendment to Credit Agreement and Amendment to Forbearance Agreement dated as of August 29, 2002. Additionally, the Borrowers hereby agree and acknowledge that the Borrowers shall pay a fee to the Administrative Agent for the account of each Lender party to this Amendment in the amount equal to the product of each such Lender's Percentage times $500,000 in two installments, payable (i) on or before November 1, 2002, in the amount of $125,000 and (ii) on or before December 31, 2002 in the amount of $375,000; provided that, if the aggregate amount of (i) the Revolving Commitment Amount plus
               (ii) the aggregate principal amount of all outstanding Term Loans does not exceed $23,500,000 on December 31, 2002, then the Borrowers shall not be required to pay the fee required under clause (ii) above; and provided, further, that, the Borrowers hereby acknowledge and agree that the failure to pay the fees required hereunder to the Administrative Agent for the account of each Lender party to this Amendment shall constitute an Event of Default under the Credit Agreement; and

          (E) Other. Such other documents as the Administrative Agent may reasonably request.

     7.2 Representations and Warranties. The representations and warranties of the Credit Parties set forth in this Amendment are true and correct.

     SECTION 8.   MISCELLANEOUS.
                  -------------

     8.1 Captions. The recitals to this Amendment (except for definitions) and the section captions used in this Amendment are for convenience only and do not affect the construction of this Amendment.

     8.2 Governing Law; Severability. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Wherever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     8.3 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart will be deemed to be an original, but all such counterparts together constitute but one and the same Amendment.

     8.4 Successors and Assigns. This Amendment is binding upon the Credit Parties, the Lenders and their respective successors and assigns, and inures to the sole benefit of the Credit Parties, the Lenders and their successors and assigns. The Credit Parties have no right to assign their rights or delegate their duties under this Amendment.

     8.5 Continued Effectiveness. Notwithstanding anything contained in this Amendment, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement or any other Loan Document. The parties to this Amendment expressly do not intend to extinguish the Credit Agreement or any other Loan Document. Instead, the parties to this Amendment expressly intend to reaffirm the indebtedness created under the Credit Agreement and the other Loan Documents. The Credit Agreement and the other Loan Documents remain in full force and effect and the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed.

     8.6 Indemnification. The Lenders shall indemnify upon demand the Administrative Agent and its directors, officers, employees and agents (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), pro rata, from and against any and all actions, causes of actions, suits, losses, liabilities, damages and related expenses, including reasonable attorneys' fees and charges and allocated costs of staff counsel, of any liability of the Administrative Agent to any independent auditor related to any tax-related services provided by such independent auditor on behalf of the Administrative Agent and the Lenders; provided that, no Lender shall be liable for any payment to the Administrative Agent of any portion of the Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agents upon demand for their ratable share of any costs or out-of-pocket expenses (including reasonable fees of attorneys for the Administrative Agent (including the allocable costs of internal legal services and all disbursements of internal counsel)) incurred by the Administrative Agent in connection with the preparation, execution, delivery, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, the Credit Agreement, any other Loan Document or any document contemplated by or referred to therein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section
8.6 shall survive repayment of the Loans, cancellation of the Notes, expiration or termination of the Letters of Credit, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents, any termination of the Credit Agreement and the resignation or replacement of the Administrative Agent.

     8.7 Revival of Obligations. If all or any part of any payment under or on account of the Credit Agreement, the other Loan Documents, this Amendment or any agreement, instrument or other document executed or delivered by the Credit Parties in connection with this Amendment is invalidated, set aside, declared or found to be void or voidable or required to be repaid to the issuer or to any trustee, custodian, receiver, conservator, master, liquidator or any other person pursuant to any bankruptcy law or pursuant to any common law or equitable cause then, to the extent of such invalidation, set aside, voidness, voidability or required repayment, such payment would be deemed to not have been paid, and the obligations of the Credit Parties in respect thereof shall be immediately and automatically revived without the necessity of any action by the Lenders.

     8.8 References. From and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the Credit Agreement or any other Loan Document to the Credit Agreement, the Notes or to any term, condition or provision contained "thereunder", "thereof", "therein", or words of like import, mean and are a reference to the Credit Agreement or the Notes (or such term, condition or provision, as applicable) as amended, supplemented, restated or otherwise modified by this Amendment.

     8.9 Costs, Expenses and Taxes. The Credit Parties affirm and acknowledge that Section 15.5 of the Credit Agreement applies to this Amendment and the transactions and agreements and documents contemplated under this Amendment.

     8.10 Waiver of Jury Trial. Each of the Credit Parties, the Agents and the each Lender waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

     8.11  WAIVER  OF  CLAIMS.  THE  CREDIT  PARTIES,  IN  EVERY  CAPACITY,
INCLUDING,  BUT  NOT  LIMITED  TO,  AS  SHAREHOLDERS,  PARTNERS,  OFFICERS,
DIRECTORS, INVESTORS AND/OR CREDITORS OF ANY CREDIT PARTY, OR ANY ONE OR MORE OF THEM, HEREBY WAIVE, DISCHARGE AND FOREVER RELEASE EACH AGENT AND EACH LENDER AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS FROM AND OF ANY AND ALL KNOWN CLAIMS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR OFFSETS AND/OR ALLEGATIONS THE CREDIT PARTIES MAY HAVE OR MAY HAVE MADE OR THAT ARE BASED ON FACTS OR CIRCUMSTANCES OF WHICH ANY CREDIT PARTY HAS KNOWLEDGE ARISING AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS AGREEMENT AGAINST ANY OR ALL OF ANY AGENT, ANY LENDER, OR ANY OF THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS.

                [Balance of page intentionally left blank.]

     Delivered at Chicago, Illinois, as of the date and year first above written.

                                   CREDIT PARTIES:

                                   ROHN INDUSTRIES, INC.
                                   ROHN INSTALLATION SERVICES, INC.
                                   ROHN ENCLOSURES, INC.
                                   ROHN, INC.
                                   ROHN PRODUCTS, INC.
                                   ROHN CONSTRUCTION, INC.
                                   FOLDING CARRIER CORP.
                                   ROHN FOREIGN HOLDINGS, INC.
                                   UNR REALTY, INC.


                                   By:  /s/ Alan Dix
                                       ----------------------------------------
                                       Name:  Alan Dix
                                       Title: Vice President
                                           (for each of the foregoing entities)




                                   ADMINISTRATIVE AGENT:

                                   LASALLE BANK NATIONAL ASSOCIATION

                                   By:  /s/ James Simpson
                                       ----------------------------------------
                                       Name:  James Simpson
                                       Title: Vice President


                                   SYNDICATION AGENT:

                                   NATIONAL CITY BANK

                                   By:  /s/ Timothy T. Fogerty
                                       ----------------------------------------
                                       Name:  Timothy T. Fogerty
                                       Title: Senior Vice President




                                   LENDERS:

                                   LASALLE BANK NATIONAL ASSOCIATION

                                   By:  /s/ James Simpson
                                       ----------------------------------------
                                       Name:  James Simpson
                                       Title: Vice President


                                   By:  /s/ Timothy T. Fogerty
                                       ----------------------------------------
                                       Name:  Timothy T. Fogerty
                                       Title: Senior Vice President


                                   U.S. BANK

                                   By:  /s/ Ronald Shapiro
                                       ----------------------------------------
                                       Name:  Ronald Shapiro
                                       Title: Vice President


                                   COMERICA BANK

                                   By:  /s/ Mark A. Reifel
                                       ----------------------------------------
                                       Name:  Mark A. Reifel
                                       Title: Vice President


                                   ASSOCIATED BANK, N.A.

                                   By:  /s/ William E. Richter
                                       ----------------------------------------
                                       Name:  William E. Richter
                                       Title: Vice President